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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (EVENT):    October 13, 1998
                       -----------------------





                          RANKIN AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)





COMMISSION FILE NO:   0-28812

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
                   Louisiana                              72-0838383
 --------------------------------------------             ----------
(State or other jurisdiction of incorporation) (I.R.S. Employer Identification No.)
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         3709 S. MacArthur Drive
             Alexandria, LA                                     71302
 --------------------------------------                         -----
(Address of principal executive offices)                      (Zip code)



                                 (318) 487-1081
                        --------------------------------
               Registrant's telephone number, including Area Code


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Item 2.           Acquisition of Assets

                  On October 13, 1998, the Company acquired the auto parts distribution center operated by A.P.S., Inc. in Monroe, Louisiana. The total purchase price approximated $7.3 million consisting of approximately $5.4 million of inventory, $300 thousand of notes receivables, $120 thousand of fixed assets and $1.5 million in accounts receivables. The purchase price, for all of the assets except accounts receivables, totaling $5.8 million was paid in cash at closing from the Company's cash reserves and credit facility. A.P.S., Inc. financed the accounts receivables totaling $1.5 million at 10% interest for 30 business days.

                  The Company intends to continue using this facility as an automotive distribution center for its auto parts business and for other auto parts suppliers covering the States of Louisiana and Mississippi.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  a.        Financial Statements of Businesses Acquired.

                  It is impracticable at this time to provide the required financial statements for the businesses acquired in the acquisition described in Item 2 above. The Company is in the process of preparing the appropriate financial statements. It is anticipated that such financial statements will be available within 60 days from the date of this report, and will be filed as an amendment to this report as soon as practicable, but no later than 60 days after this report has been filed.

                  b.        Pro Forma Financial Information

                  No pro forma financial information with respect to the acquisition described in Item 2 above is available at this time. It is anticipated that the required proforma financial information will be available within 60 days from the date of this report, and will be filed as an amendment to this report as soon as practicable, but no later than 60 days after this report has been filed.

                  c.        Exhibits.

                  10.(p) Asset Purchase Agreement between A.P.S., Inc. and Rankin Automotive Group, Inc. dated as of September 17, 1998.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    Rankin Automotive Group, Inc.
                                    -------------------------------------------
                                    (Registrant)


Dated:  October 28, 1998            /s/ Randall B. Rankin
                                    -------------------------------------------
                                    Randall B. Rankin, Chief Executive Officer

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                               INDEX TO EXHIBITS

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EXHIBIT
  NO.          DESCRIPTION
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
10.(p)         Asset Purchase Agreement between American Parts Systems, Inc.
               and Rankin Automotive Group, Inc. dated as of September 17, 1998
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